SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act



                             December 15, 2004
                             -----------------
                              Date of Report
                    (Date of earliest event reported)


                          Two Moons Kachinas Corp.
                          ------------------------
           (Exact name of registrant as specified in its charter)



   Nevada                      000-50295                      87-0656515
   ------                      ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                          9005 Cobble Canyon Lane
                             Sandy, Utah 84093
                             -----------------
                   (Address of Principal Executive Offices)

                               (801) 942-0555
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws
          -------------------------------------------------

          The sole member of our Board of Directors, David C. Merrell, has amended our Bylaws as follows pursuant to the provisions of Article XI thereof:

          Section 2.11 Written Consent to Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Exhibit No.         Description
-----------         -----------

    3.1             Amendment to the Bylaws


                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TWO MOONS KACHINAS CORP.

Dated: 12/29/04                                /s/ David C. Merrell
       --------                                ---------------------
                                               David C. Merrell
                                               President and
                                               Director